UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

( Amendment No.   )
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

CLEAN POWER TECHNOLOGIES INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
(5)	Total fee paid: 0

[ ]	Fee paid previously with Preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

TABLE OF CONTENTS

INFORMATION STATEMENT	1

OUTSTANDING SHARES AND VOTING RIGHTS	2

AMENDMENT TO THE ARTICLES OF INCORPORATION	3

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	3

PROPOSALS BY SECURITY HOLDERS	3

OWNERSHIP OF CLEAN POWER COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS	4

OWNERSHIP OF CLEAN POWER COMMON STOCK BY 5% SHAREHOLDERS	5

HOUSEHOLDING	6

ADDITIONAL INFORMATION	6

EXHIBIT A	7

EXHIBIT B	13

i

CLEAN POWER TECHNOLOGIES INC.
Unit 7(W) E-Plan Industrial Estate New Road,
New Haven, East Sussex  BN90EX

INFORMATION STATEMENT
(Preliminary)

We are furnishing this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) in connection with certain actions to be taken by Clean Power Technologies Inc. (the “Company”), pursuant to the written consent dated effective April 30, 2009 and finalized on May 14, 2009, of the shareholders of the Company holding a majority of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) on April 30, 2009 (the “Record Date”).

This Information Statement is being mailed on or about June 8, 2009, to shareholders of record on April 30, 2009.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  The action shall be taken on or about June 30, 2009, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Abdul Mitha
Abdul Mitha, Chief Executive Officer
Calgary, Alberta, Canada
May 25, 2009

CLEAN POWER TECHNOLOGIES INC.
a Nevada corporation

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, DATED APRIL 30, 2009

Dear Shareholders:

NOTICE IS HEREBY GIVEN that pursuant to the written consent of shareholders holding a majority of our outstanding shares of Common Stock, the following action will be taken:

•	Our Articles of Incorporation and Bylaws will be amended in the form attached to this mailing as Exhibits A and B, respectively.

Such action will be taken on or about June 30, 2009.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 350,000,000 shares of Common Stock, of which 69,564,970 shares were issued and outstanding as of the Record Date.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Amendment to the Articles of Incorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Our Board of Directors, at a meeting duly constituted and held on April 22, 2009, approved the amendments to the articles and bylaws of the Company.  By action of written consent, dated effective April 30, 2009, holders of a total of 35,198,357outstanding shares of our Common Stock which number of shares represents a majority of our outstanding shares, voted in favor of the foregoing proposal.  As a result, adoption of the Amendment to the Articles of Incorporation and the Bylaws was approved, and no other shareholder consents will be solicited in connection with this Information Statement.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

AMENDMENT TO THE ARTICLES OF INCORPORATION

General

On April 22, 2009, our Board of Directors approved via unanimous written consent an amendment to our Articles of Incorporation and our Bylaws in the forms attached as exhibits to this filing.  The executive management of the Company recommended the amendment to the Articles of Incorporation and the Bylaws of the Company.  On May 14, 2009, effective as of April 30, 2009, holders of a majority of our outstanding Common Stock as of the Record Date approved the amendment to our Articles of Incorporation and Bylaws in the forms attached as exhibits to this filing.  The full text of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A and the full text of the amendments to the Bylaws is attached hereto as Exhibit B.

Our Board of Directors believe it is in the best interests of the Company to amend the Articles and Bylaws in the form attached hereto.

Effective Date of the Amendment

The Amendment to the Articles of Incorporation will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State, and the Amendment to the Bylaws of the Company will become effective on or about June 30, 2009.   Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate filing the Certificate of Amendment on or about the close of business on June 30, 2009.

Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

OWNERSHIP OF CLEAN POWER COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of April 30, 2009, the shares of Clean Power Common Stock beneficially owned by each member of the board of directors, by each of the executive officers and by all directors, and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Abdul Mitha Chief Executive Officer, President and Director	10,535,553 common shares of which 7,535,553(2) common shares are held directly, 2,000,000(3) common shares are held indirectly, and 1,000,000 options held directly(4)	12.10%
Common	Michael Burns Director	1,050,000 common shares of which 1,000,000 are held directly and 50,000(5) common shares are held indirectly	1.51%
Common	Diane Glatfelter Chief Financial Officer, Secretary-Treasurer and Director	240,150 common shares held directly	0.03%
Common	Peter J. Gennuso Vice President Corporate Strategy, Director	321,839 common shares held directly	0.05%
Common	David Anthony Director	0 common shares	0.00%
Common	All Officers and Directors as a group	Common shares	13,69%
Notes
(1)	Based upon 69,564,970 issued and outstanding shares of common stock as of April 30, 2009.
(2)	This amount includes 314,524 common shares which are available for issue under the terms of a convertible loan with Mr. Mitha, as at February 28 2009.
(3)
These 2,000,000 common shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares of common stock.  Mr. Mitha disclaims any beneficial ownership of these shares, and therefore these 2,000,000 shares are not included in the percent of class calculation.

(4)
A total of 1,000,000 options are presently issuable and exercisable by Mr. Mitha pursuant to his employment contract., and are included in this calculation.  The options were issued on May 1 2009, are fully vested, and expire on April 30 2014. The exercise price is the average 90 days trading price immediately preceding May 1 2009. A further 5,000,000 options are required to be issued to Mr. Mitha over the period of his contract or upon his termination.  The Company does not anticipate a termination of Mr. Mitha’s contract at this time and have determined not to include these 5,000,000 options in the calculation as they have yet been earned pursuant to the contract.

(5)	The 50,000 common shares are owned by Mr. Burn’s wife. Mr. Burns disclaims any beneficial ownership of these shares.
(6)	The 500,000 common shares are owned by Mr. Bayley’s wife. Mr. Bayley disclaims any beneficial ownership of these shares.

OWNERSHIP OF CLEAN POWER COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of April 30, 2009, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Doosan Babcock Energy Ltd. 11 The Boulevard, Crawley, West Sussex, U.K.	4,000,000 shares held directly	5.75%
Common	Richard Schmidt 2627 Laurel, Calgary, Alberta T3E 6B4	3,750,000 shares held directly	5.39%
Common	Abdul Mitha 32 Hawkwood Pl N.W. Calgary, Alberta T3G 1X6 CEO, President, Director	10,535,553 common shares of which 7,535,553(2) common shares are held directly, 2,000,000(3) common shares are held indirectly, and 1,000,000 options held directly(4)	12.10%
Common	The Quercus Trust 1835 Newport Blvd, A109–PMB 467 Costa Mesa, CA 92627	17,857,143 common shares held directly(5)	20.96%
(1)	Based upon 69,564,970 issued and outstanding shares of common stock as of April 30, 2009
(2)	This amount includes 314,524 common shares which are available for issue under the terms of a convertible loan with Mr. Mitha, as at February 28 2009.
(3)
These 2,000,000 common shares are owned by Mr. Mitha’s wife, who owns 500,000 shares of common stock and Mr. Mitha’s son and daughter, who each own 750,000 shares of common stock.  Mr. Mitha disclaims any beneficial ownership of these shares, and therefore these 2,000,000 shares are not included in the percent of class calculation.

(4)
A total of 1,000,000 options are presently issuable and exercisable by Mr. Mitha pursuant to his employment contract., and are included in this calculation.  The options were issued on May 1 2009, are fully vested, and expire on April 30 2014. The exercise price is the average 90 days trading price immediately preceding May 1 2009. A further 5,000,000 options are required to be issued to Mr. Mitha over the period of his contract or upon his termination.  The Company does not anticipate a termination of Mr. Mitha’s contract at this time and have determined not to include these 5,000,000 options in the calculation as they have yet been earned pursuant to the contract.

(5)
Of these, 12,857,143 common shares are to be issued pursuant to a Convertible Debenture in the amount of $2,000,000 and Class A and Class B warrants whereby the holder has the right to convert a total of 5,714,286 common shares pursuant to the convertible debenture and to exercise a total of 4,285,714 common shares pursuant to the Class A warrants and 2,857,143 common shares pursuant to the Class B warrants.
 2,222,222 common shares were issued as a result of stock purchase agreement, which agreement also includedwarrants to purchase 1,666,667 (Investor Series A Warrants) and 1,111,111 (Investor Series B Warrants) shares of our common stock with strike prices of $0.60 and $0.85, respectively, for a period of one year from the date of issuance on February 10, 2009.

HOUSEHOLDING

Effective as of December 4, 2000, the Securities and Exchange Commission adopted amendments to its proxy rules under the Exchange Act permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Company is otherwise advised by the shareholders.  “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Company’s printing and mailing costs.

If you received multiple copies of this information statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to Clean Power Technologies Inc., c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta T2G 0T7.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to Clean Power Technologies Inc., c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta T2G 0T7.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2009, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission.  You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.  A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten Savage LLP, Attn: Peter J. Gennuso, Esq. at 212-752-9700.

By Order of the Board of Directors

/s/ Abdul Mitha
Abdul Mitha, Chief Executive Officer
Calgary, Alberta, Canada
May 25, 2009

EXHIBIT A

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website:  www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS. 78.385 and 78.390)

USE BLACK INK ONLY- DO NOT HIGHLIGHT                                                                                   ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.           Name of corporation:  Clean Power Technologies Inc.

2.           The articles are being amended and restated in their entirety in the form as attached as Exhibit A to this filing.

3.           The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 35,198,357

4.           Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5.           Officer Signature (required):   x   /s/ Abdul Mitha

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanies by appropriate fees.
Nevada Secretary of State Amend Profit - After
Revised on: 7-1-08

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CLEAN POWER TECHNOLOGIES INC.
 (Pursuant to Nevada General Corporation Law § 78.403)

ARTICLE I. NAME

The name of the corporation is Clean Power Technologies Inc.  (the “Corporation”).

ARTICLE II. PURPOSE

The purpose of the Corporation is to engage in, promote, conduct and carry on any lawful acts or activities for which corporations may be organized under the Nevada General Corporation Law.

ARTICLE III. AUTHORIZED SHARES

The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is five hundred and fifty million common shares (550,000,000) shares, all having a par value of $0.001 per share, consisting of the following:  three  hundred and fifty million (350,000,000) “Common Shares”, one hundred million (100,000,000) “Class A Preferred Shares” and one hundred million (100,000,000) “Class B Preferred Shares”

The voting powers, designations, preferences, limitations, restrictions, and special or relative rights with respect to each class of stock are or shall be fixed as follows:

A.	Common Shares

Except as otherwise stated herein, the holders of Common Shares shall have all of the rights afforded holders of common stock under the Nevada General Corporation Law, including the right to vote on all matters submitted to a vote of the common stockholders, and, subject to the rights, if any, of holders of the Preferred Shares, the right to receive the net assets of the Corporation upon dissolution.  The Common Shares shall vote together as a single class and shall be entitled to one (1) vote per share on all matters submitted to a vote of the common stakeholders.  Holders of Common Shares shall not be entitled to cumulative voting in the election of directors.

B.	Preferred Shares

The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to issue the Class A Preferred Shares and the Class B Preferred Shares from time to time, in one or more series, provided that the aggregate number of shares issued and outstanding at any time of each such series shall not exceed two hundred million (200,000,000).  The Board of Directors is further authorized to fix or alter, in respect to each such series, the following terms and provisions of any authorized and unissued shares of such stock:

(i)	the distinctive serial designation;

(ii)
the number of shares of the series, which number may at any time or from time to time be increased or decreased (but not below the number of shares of such series then outstanding) by the Board of Directors;

(iii)	the voting powers, if any, and, if voting powers are granted, the extent of such voting powers including whether cumulative voting is allowed and the right, if any, to elect a director or directors;

(iv)	the election, term of office, filling of vacancies, and other terms of the directorship of directors, if any, to be elected by the holders of any one or more classes or series of such stock;

(v)
the dividend rights, if any, including, without limitation, the dividend rates, dividend preferences with respect to other series or classes of stock, the dates on which any dividends shall be payable, and whether dividends shall be commutative;

(vi)	the date from which dividends on shares issued prior to the date for payment of the first dividend thereon shall be cumulative, if any;

(vii)	the redemption price, terms of redemption and the amount of and provisions regarding any sinking fund for the purchase or redemption thereof;

(viii)	the liquidation preferences and the amounts payable on dissolution or liquidation;

(ix)	the terms and conditions under which shares of the series may or shall be converted into any other series or class of stock or debt of the Corporation; and

(x)	any other terms or provisions which the Board of Directors by law may be authorized to fix or alter.

C.	Provisions Applicable to Common Shares, Class A Preferred Shares and Class B Preferred Shares.

No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation.

 ARTICLE IV.  DIRECTORS

The affairs of the Corporation shall be managed by the Board of Directors.  The Board of Directors shall consist of not less than one (1) and not more than (12).  Subject to any applicable requirements of laws of the State of Nevada, the Board of Directors shall have the authority, by resolution thereof in its discretion, to provide that the Board of Directors be divided into three classes, designated Class I, Class II and Class III, with each class containing as nearly equal in number of directors as possible.  The term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director, such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity.  Additional directorships resulting from an increase in number of directors shall be apportioned by the Board of Directors among the classes as equally as possible.  At such time as the Board of Directors has resolved to classify the Board of Directors, the Board of Directors shall then be empowered to designate the existing directors to a Class. The initial term of office of directors of Class I shall expire at the next annual meeting of stockholders that is held after the Board of Directors has resolved to classify the Board of Directors; the initial term of office of directors of Class II shall expire at the next subsequent annual meeting of stockholders after the annual meeting at which the Class I directors are elected; and the initial term of office of directors of Class III shall expire at the next subsequent annual meeting of stockholders after the annual meeting at which the Class II directors are elected.  At each annual meeting of stockholders after the Board of Directors has resolved to classify the Board of Directors, a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.  Elections of directors need not be by written ballot except and to the extent required by the bylaws of the Corporation.

ARTICLE V. LIMITATION OF LIABILITY

To the fullest extent permitted by the laws of the State of Nevada, as the same exist or may hereafter be amended, any director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary or other damages for breach of fiduciary duties as a director or officer.  No repeal, amendment, or modification of this Article V, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the Corporation occurring prior to such repeal, amendment, or modification.

ARTICLE VI. INDEMNIFICATION

The Corporation shall indemnify those persons determined to be entitled to indemnification, as hereinafter provided, in the manner and under the circumstances described in this Article VI.

A.	General Indemnification

(1)           Subject to the case by case determination required to be made under paragraph A(3) hereof, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(2)           Subject to the case by case determination required to be made under paragraph A(3) hereof, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, but no indemnification shall be made under this paragraph A(2) in respect to any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(3)           Any indemnification under paragraphs A(1) and A(2), unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs A(1) and A(2).  Such determination shall be made:  (i) by the stockholders (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to such act, suit or proceeding; (iii) if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or (iv) if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

B.	Mandatory Indemnification

To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs A(1) and A(2), or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with such defense.

C.	Advancement of Expenses

Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.

D.	Other Rights

The indemnification provided by this Article VI does not exclude any other rights to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.  The indemnification provided by this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  No amendment to repeal of this Article VI shall apply to or have any effect on, the rights of any director, officer, employee or agent under this Article VI which rights come into existence by virtue of acts or omissions of such director, officer, employee or agent occurring prior to such amendment or repeal.

E.	Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

F.	Definition of Corporation

For the purposes of this Article VI, references to “the Corporation” include, in addition to the resulting corporation, all constituent corporations (including any constituent of a constituent) absorbed in consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officer, employees and agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

G.	Other Definitions

For purposes of this Article VI, references to “other enterprise” shall included employee benefit plans; references to “fine” shall include any excise tax assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.

ARTICLE VII. BOARD MODIFICATION OF BYLAWS

The Board of Directors shall have the authority to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VIII.  STOCKHOLDER APPROVAL FOR CERTAIN

BUSINESS COMBINATIONS

The affirmative vote of the holders of not less than two-thirds (66-2/3 percent) of the voting power of the Corporation shall be required for approval or authorization of any Business Combination (as hereinafter defined) of the Corporation with another corporation or other entity.

The term “Business Combination” shall mean (i) any merger or consolidation of this Corporation or a subsidiary thereof with or into another corporation or other entity or (ii) any sale, lease, exchange, transfer or other disposition, in one transaction or a series of related  transactions, of all or any Substantial Part (as hereinafter defined) of the assets of this Corporation, whether held directly by the Corporation or indirectly through a subsidiary thereof and including, without limitation, any voting securities of a subsidiary thereof.
The term “Substantial Part” shall mean more than fifty percent (50%) of the fair market value of the total assets of this Corporation, as of the end of the most recent fiscal year ending prior to the time the determination is being made.

ARTICLE IX. DURATION

The Corporation shall have perpetual existence.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Articles of Incorporation, constituting the acknowledgement of the undersigned, under the penalties of perjury, that this Amended and Restated Articles of Incorporation is the act and deed of the Corporation and that the facts stated herein are true, as of this 30th day of April, 2009.

By:  /s/ Abdul Mitha

EXHIBIT B.

Amended and Restated BYLAWS
OF
CLEAN POWER TECHNOLGIES INC.
A NEVADA CORPORATION
(THE “CORPORATION”)

ARTICLE 1.

OFFICES

1.	Principal Executive Office

The location of the principal executive office of the Corporation and its principal mailing address shall be Unit 7(W) E-Plan Industrial Estate, New Road, New Haven, East Sussex, United Kingdom, BN90EX.  The Board of Directors (the “Board of Directors”) hereby is granted full power and authority to change the principal executive office of the Corporation from one location to another within or without the State of Nevada.  Any such change shall be noted in these bylaws (these “Bylaws”) by the Secretary, opposite this Section, or this Section may be amended, to state the new location.

2.	Other Offices

The Board of Directors at any time may establish other business offices wherever the Corporation is qualified to do business.

ARTICLE II.

MEETINGS

1.	Annual Meeting.

  The annual meeting of the stockholders shall be held at such date and time as the Board of Directors shall determine, for the purpose of electing directors and for the transactions of such other business as may properly come before the meeting.

2.	Special Meetings.

  Special meetings of the stockholders may be called for any purpose or purposes at any time by a majority of the Board of Directors or by the Chairman of the Board or the President.

3.	Place of Meetings.

  Annual and special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

4.	Notice of Meeting.

  Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at such meeting not less then ten (10) nor more than sixty (60) days before the date of the meeting.  Notice may be delivered either personally or by first class, certified or registered mail, postage prepaid, and signed by an officer of the Corporation at the direction of the person or persons calling the meeting.  If mailed, notice shall be deemed to be delivered when mailed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation.  Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited-liability company managed by its members, to any manager of a limited-liability company managed by its managers, to any general partner of a partnership or to any trustee of a trust constitutes delivery of the notice to the corporation, limited-liability company, partnership or trust.  Notice need not be given of an adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that such adjournment is for less than thirty (30) days and further provided that a new record date is not fixed for the adjourned meeting, in either of which events, written notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting.  At any adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed.  A written waiver of notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of notice of such meeting to the stockholder or stockholders signing such waiver.  Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting to the transactions of any business because the meeting is not lawfully called or convened.

5.	Fixing Date for Determination of Stockholders Record.

  In order that the Corporation may determine the stockholders entitled to notice of, and to vote at, any meeting of stockholders, to any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distributions or allotment of any rights, or to exercise any rights in respect of any other change, conversation or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting or such action, as the case may be.  If the Board of Directors has not fixed a record date for determining the stockholders entitled to notice of, and to vote at, a meeting of stockholders, the record date shall be at the close of business on the day next preceding the day on which the meeting is held.  If the Board of Directors has not fixed a record date for determining stockholders for any purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.	Quorum and Manner of Acting.

At any meeting of the stockholders, the presence, in person or by proxy, the holders of a majority of the outstanding stock entitled to vote shall constitute a quorum for the transaction of business except as otherwise provided by the Nevada General Corporation Law or by the Articles of Incorporation of the Corporation, as amended from time to time (the “Articles of Incorporation”).  All shares represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for quorum purposes.  Only those shares entitled to vote on a particular subject matter shall be counted for the purpose of voting on that subject matter.  Business may be conducted once a quorum is present and may continue to be conducted until adjournment sine die, notwithstanding the withdrawal or temporary absence of stockholders leaving less than a quorum.  Except as otherwise provided in the Nevada General Corporation Law, the Articles of Incorporation or Sections of these Bylaws requiring the affirmative vote of a different proportion of stockholders, the affirmative vote of the holders of a majority of the shares of stock then represented at the meeting and entitled to vote thereat shall be the act of the stockholders; provided, however, that if the shares of stock so represented are less than the number required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present, except that the affirmative vote of the holders of a majority of the shares of stock then present is sufficient in all cases to adjourn a meeting.

7.	Voting of Shares of Stock.

Each stockholder shall be entitled to the number of votes (or corresponding fraction thereof) authorized for shares of such class or series in the Corporation’s Articles of Incorporation or any certificate of designation for such class or series for each share of stock (or fraction thereof) standing in his, or its name on the books of the Corporation on the record date.  A stockholder may vote either in person or by valid proxy, as defined in Section 11 of this Article II, executed in writing by the stockholder or by his, her or its duly authorized attorney in fact.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the elections of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor counted for quorum purposes; provided however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, when held by it in a fiduciary capacity.  Shares of stock standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the Board of Directors of such other corporation may determine.  Unless demanded by a stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or unless so directed by the chairman of the meeting, the vote thereat on any question need not be by ballot.  If such demand or direction is made, a vote by ballot shall be taken, and each ballot shall be signed by the stockholder voting, or by his or her proxy, and shall state the number of shares voted.

8.	Organization.

At each meeting of the stockholders, the Chairman of the Board, or if he or she is absent therefrom or if no Chairman is appointed, the President, or if he or she is absent therefrom, one of the Vice Presidents or, if all are absent therefrom, another officer of the Corporation chosen as chairman of such meeting by stockholders holding a majority of the shares present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporations are absent therefrom, a stockholder of record so chosen, shall act as chairman of the meeting and preside thereat.  The Secretary, or, if he or she is absent from the meeting or is required pursuant to the provisions of this Section 8 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep the minutes thereof.

9.	Order of Business.

The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting.

10.	Voting.

At all meetings of stockholders, each stockholder entitled to vote thereat shall have the right to vote, in person or by proxy, and shall have, for each share of stock registered in his, her or its name, the number of votes provided by the Articles of Incorporation or any certificate of designation in respect of stock of such class or series.  Stockholders shall not have cumulative voting rights with respect to the election of directors or for any other purpose.

11.	Voting by Proxy.

 At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation.

12.	Action by Stockholders without a Meeting.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, provided, the Board of Directors has adopted a resolution approving the action to be taken and a consent in writing, setting forth the action so taken, is signed by stockholders holding at least a majority of the voting power (except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required) and such consent is filed with the minutes of the proceedings of the stockholders.

13.	Irregularities.

 All information and/or irregularities in calls, notices of meetings and in the manner of voting, form of proxies, credentials, and method of ascertaining those present, shall be deemed waived if no objection is made at the meeting or if waived in writing.

14.	Advance Notice of Stockholder Proposals

Advance notice of a stockholder proposal for consideration at an annual meeting of stockholders shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Advance notice of a stockholder proposal for consideration at a special meeting of stockholders shall be delivered to the Secretary at the principal executive office of the Corporation not later than the date specified in the notice to stockholders of a special meeting of stockholders; the date specified in the notice to stockholders of a special meeting of stockholders shall be a date that is deemed by the Corporation to be a reasonable time before the Corporation begins to print and mail proxy materials.

ARTICLE III.

BOARD OF DIRECTORS

1.	General Powers.

The property, business and affairs of the Corporation shall be managed by the Board of Directors.

2.	Number, Term of Office and Qualifications.

The number of directors, the number of classes of directors, if any, and the duration served by each director shall be determined pursuant to the Articles of Incorporation, as may be amended from time to time.

3.	Place of Meeting.

The Board of Directors may hold its meetings, either within or without the State of Nevada, at such place or places as it may from time to time by resolution determine or as shall be designated in any notices or waivers of notice thereof.  Any such meeting, whether regular or special, may be held by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting in such manner shall constitute presence in person at such meeting.

4.	Annual Meetings.

As soon as practicable after each annual election of directors and on the same day, the Board of Directors shall meet for the purpose of organization and the transaction of other business at the place where regular meetings of the Board of Directors are held, and no notice of such meeting shall be necessary in order to legally hold the meeting, provided that a quorum is present.  If such meeting is not held as provided above, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for a special meeting of the Board of Directors, or in the event of waiver of notice as specified in the written waiver of notice.

5.	Regular Meetings.

Regular meetings of the Board of Directors may be held without notice at such times as the Board of Directors shall from time to time by resolution determine.

6.	Special Meetings: Notice.

 Special meetings of the Board of Directors shall be held, either within or without the State of Nevada, whenever called by the Chairman of the Board, or by the President or a majority of the directors at the time in office.  Notice shall be given, in the manner hereinafter provided, of each such special meeting, which notice shall state the time and place of such meeting, but need not state the purposes thereof.  Except as otherwise provided in Section 9 of this Article III, notice of each such meeting shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, at least two (2) days before the day on which such meeting is to be held, or notice given to him or her by telephone not later than the day before the day on which such meeting is to be held.  A written waiver of notice, whether given before or after the meeting to which it related, shall be equivalent to the giving of notice of such meeting to the director or directors signing such waiver.  Attendance of a director at a special meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when he or she attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

7.	Quorum and Manner of Acting.

A majority of the whole Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise specified in these Bylaws, and except also as otherwise expressly provided by the Nevada General Corporation Law, the vote of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors.  In the absence of a quorum from any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time to another time or place, without notice other than announcement at the meeting, until a quorum shall be present thereat.  The directors shall act only as a Board of Directors and the individual directors shall have no power as such.

8.	Organization.

At each meeting of the Board of Directors, the Chairman of the Board, or, if he or she is absent therefrom or if no Chairman is appointed, the President, or if he or she is absent therefrom, a director chosen by a majority of the directors present thereat, shall act as chairman of such meeting and preside thereat.  The Secretary, or if he or she is absent, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of such meeting shall appoint, shall act as Secretary of such meeting and keep the minutes thereof.

9.	Action by Directors Without a Meeting.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by all directors and such consent is filed with the minutes of the proceedings of the Board of Directors.

10.	Resignations.

Any director may resign at any time by giving written notice of his or her resignation of to the Corporation.  Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Chairman of the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.	Vacancies.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors.  When one or more directors gives notice of his or their resignation to the Board of Directors, effective at a future date, the Board of Directors may fill the vacancy or vacancies to take effect when the resignation or resignations become effective and each director so appointed shall hold office during the remainder of the term of office of the resigning director or directors.

12.	Compensation.

The Board of Directors may at any time and from time to time by resolution provide that the directors may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director or both, in either case payable in cash, the Corporation’s stock or such other form designated by the Board of Directors.  In addition, the Board of Directors may at any time and from time to time by resolution provide that directors shall be paid their actual expenses, if any, of attendance at each meeting of the Board of Directors.  Nothing in this section shall be construed as precluding any director from serving the Corporation in any other capacity and receiving compensation therefore, but the Board of Directors may by resolution provide that any director receiving compensation for his or her services to the Corporation in any other capacity shall not receive additional compensation for his or her services as a director.

ARTICLE IV.

OFFICERS

1.	Number.

The Corporation shall have the following officers: a President, a Secretary and a Treasurer.  At the discretion of the Board of Directors, the Corporation may have additional officers, Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers.

2.	Election and Term of Office.

 Unless otherwise provided for pursuant to an employment agreement, the officers of the Corporation shall be elected annually by the Board of Directors or at a regular or special meeting of the Board of Directors called for that purpose.  Each such officer shall hold office until his or her successor is duly elected or until his or her earlier death or resignation or removal in the manner hereinafter provided.

3.	Agents.

In addition to the officers mentioned in Section 1 of this Article IV, the Board of Directors may appoint such agents as the Board of Directors may deem necessary or advisable, each of which agents shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.  The Board of Directors may delegate to any officer or to any committee the power to appoint or remove any such agents.

4.	Removal.

Any officer may be removed, with or without cause, at any time by resolution adopted by a majority of the whole Board of Directors.

5.	Resignations.

Any officer may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary.  Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Board of Directors, the Chairman of the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

6.	Vacancies.

A vacancy in any office due to death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term thereof by the Board of Directors.

7.	Chairman of the Board.

The Chairman of the Board shall be the Chief Executive Officer of the Corporation and shall have, subject to the control of the Board of Directors, general and active supervision and direction over the business and affairs of the Corporation and over its several officers.  If at any time the Corporation has no Chairman of the Board, the duties and responsibilities designated for such position shall be performed by the President, or by an officer of the Corporation designated by the President or, in the absence of such designation, as designated by the Board of Directors.  The Chairman of the Board shall: (a) preside at all meetings of the stockholders and at all meetings of the Board of Directors; (b) make a report of the state of the business of the Corporation at each annual meeting of the stockholders; (c) see that all orders and resolutions of the Board of Directors are carried into effect; (d) sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation; (e) have the right to sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered; and (f) have the right to cause the corporate seal, if any, to be affixed to any instrument which requires it.  In general, the Chairman of the Board shall perform all duties incident to the office of the Chairman of the Board and such other duties as form time to time may be assigned to him or her by the Board of Directors.

8.	President.

The President shall have, subject to the control of the Board of Directors and the Chairman of the Board, general and active supervision and direction over the business and affairs of the Corporation and over its several officers.  At the request of the Chairman of the Board, or in case of his or her absence or inability to act, the President shall perform the duties of the Chairman of the Board and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.  He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board of Directors or by these Bylaws to some other officers or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered, and he may cause the corporate seal, if any , to be affixed to any instrument which requires it.  In general, the President shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.

9.	Vice President.

The Vice President and any additional Vice Presidents shall have such powers and perform such duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws.  At the request of the President, or in case of his or her absence or inability to act, a Vice President so designated by the Board of Directors, shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

10.	Secretary.

The Secretary shall: (a) record all the proceedings of the meetings of the stockholders, the Board of Directors and the committees of the Board of Directors, if any, in one or more books kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be the custodian of all contracts, deeds, documents, all other indicial of title to properties owned by the Corporation and of its other corporate records (except accounting records) and of the corporate seal, if any, and affix such seal to all documents the execution of which on behalf of the Corporation under its seal authorized and required; (d) sign, with the Chairman of the Board, the President, or a Vice President, certificates for stock of the Corporation; (e) have charge, directly or through the transfer clerk or transfer clerks, transfer agent or transfer agents and registrar or registrars appointed as provided Section 3 of Article VII of these Bylaws, of the issue, transfer and registration of certificates for stock of the Corporation and of the records thereof, such records to be kept in such manner as to show at any time the amount of the stock of the Corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each become a holder of record; (f) upon request, exhibit or cause to be exhibited at all reasonable times to any director such records of the issue, transfer and registration of the certificates for stock of the Corporation; (g) see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and (h) see that the duties prescribed by Section 6 of Article II of these Bylaws are performed.  In general, the Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

11.	Treasurer.

 If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.  The Treasurer shall: (a) have charge and custody of, and be responsible for, all funds, securities, notes and valuable effects of the Corporation; (b) receive and give receipt for monies due and payable to the Corporation from any sources whatsoever; (c) deposit all such monies to the credit of the Corporation or otherwise as the Board of Directors, the Chairman of the Board or the President shall direct in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; (d) cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed as provided in Article VI of these Bylaws; (e) be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all monies so disbursed; (f) have the right to require from time to time reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; (g) render to the Chairman of the Board, the President or the Board of Directors, whenever they, respectively, shall request him or her so to do, an account of the financial condition of the Corporation and of all his or her transactions as Treasurer; and (h) upon request, exhibit or cause to be exhibited at all reasonable times the cash books and other records to the Chairman of the Board, the President or any of the directors of the Corporation.  In general, the Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

12.	Assistant Officers.

Any persons elected as assistant officers shall assist in the performance of the duties of the designated office and such other duties as shall be assigned to them by any Vice President, the Secretary or the Treasurer, as the case may be, or by the Board of Directors, the Chairman of the Board or the President.

13.	Combination of Offices.

Any two of the offices hereinabove enumerated may be held by one and the same person, if such person is so elected or appointed.

14.	Compensation.

  The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

ARTICLE V.

COMMITTEES

1.	Committees.

The Board of Directors, by resolution adopted by a majority of the whole Board, may constitute committees, which shall in each case consist of one or more of the directors and, at the discretion of the Board of Directors, such officers who are not directors.  The Board of Directors may designate one or more directors or officers who are not directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee.  Each such committee shall have and may exercise such powers as the Board of Directors may determine and specify in the respective resolutions appointing them; provided, however, that (a) unless all of the members of any committee shall be directors, such committee shall not have authority to exercise any of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and (b) if any committee shall have the power to determine the amounts of the respective fixed salaries of the officers of the Corporation or any of them, such committee shall consist of not less than three (3) members and none of its members shall have any vote in the determination of the amount that shall be paid to him or her as a fixed salary.  A majority of all the members of any such committee may fix its rules of procedure, determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide.

2.	Committee Minutes.

Each committee shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

3.	Action by Committees Without a Meeting.

Any action required or permitted to be taken at a meeting of any committee of the Board of Directors may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by all members of the committee and such consent is filed with the minutes of the proceedings of the committee.

4.	Resignations.

Any member of any committee may resign therefrom at any time by giving written notice of his or her resignation to the Chairman of the Board, the President or the Secretary.  Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Chairman of the Board or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

5.	Vacancies.

Any vacancy in any committee shall be filled by the vote of a majority of the whole Board of Directors.

6.	Compensation.

The Board of Directors may at any time and from time to time by resolution provide that committee members shall be paid a fixed sum for attendance at each committee meeting or a stated salary as a committee member in either case payable in cash, the Corporation stock, or such other form designated by the Board of Directors.  In addition, the Board of Directors may at any time and from time to time by resolution provide that such committee members shall be paid their actual expenses, if any, of attendance at each committee meeting.  Nothing in this section shall be construed as precluding any committee member from serving the Corporation in any other capacity and receiving Compensation therefor, but the Board of Directors may by resolution provide that any committee member receiving compensation for his or her services to the Corporation in any other capacity shall not receive additional compensation for his or her services as a committee member.

7.	Dissolution of Committees: Removal of Committee Member.

The Board of Directors, by resolution adopted by a majority of the whole Board, may, with or without cause, dissolve any committee, and, with or without cause, remove any member thereof.

ARTICLE VI.

MISCELLANEOUS

1.	Execution of Contracts.

Except as otherwise required by law or by these Bylaws, any contract or other instrument may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the President, or any Vice President.  In addition, the Board of Directors may authorize any other officer or officers or agent or agents to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf, and such authority may be general or confined to specific instances as the Board of Directors may by resolution determine.

2.	Attestation.

Any Vice President, the Secretary or any Assistant Secretary may attest the execution of any instrument or document by the Chairman of the Board, the President or any other duly authorized officer or agent of the Corporation and may affix the corporate seal, if any, in witness thereof, but neither such attestation nor the affixing of a corporate seal shall be requisite to the validity of any such document or instrument.

3.	Checks, Drafts.

All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed (except endorsements for collection for the account of the Corporation or for deposit to its credit, which shall be governed by the provisions of Section 4 of this Article VI) by such officer or officers or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

4.	Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors, the Chairman of the Board or the President shall direct in general or special accounts at such banks, trust companies, savings and loan associations or other depositories as the Board of Directors may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect has been delegated by the Board of Directors.  For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.  The Board of Directors may make such special rules and regulations with respect to such accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

5.	Proxies in Respect of Stock or Other Securities of Other Corporations.

Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or any Vice President may exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, including without limitation the right to vote or consent with respect to such stock or other securities.

6.	Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors, and may thereafter be changed from time to time by action of the Board of Directors.  Initially, the fiscal year shall begin on September 1 and end on August 31.

ARTICLE VII.

STOCK

1.	Certificates.

Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary.  The signatures of such officers upon such certificate may be facsimiles if the certificate is manually signed by a transfer agent or registered by a registrar, other than the Corporation itself or one of its employees.  If any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased for any reason to be such officer prior to issuance of the certificate, the certificate may be issued with the same effect as if that person were such officer at the date of issue.  All certificates for stock of the Corporation shall be consecutively numbered, shall state the number of shares represented thereby and shall otherwise be in such form as shall be determined by the Board of Directors, subject to such requirements as are imposed by the Nevada General Corporation Law.  The names and addresses of the persons to whom the shares represented by certificates are issued shall be entered on the stock transfer books of the Corporation, together with the number of shares and the date of issue, and in the case of cancellation, the date of cancellation.  Certificates surrendered to the Corporation or transfer shall be cancelled, and no new certificate shall be issued in exchange for such shares until the original certificate has been cancelled; except that in the case of a lost, stolen, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

2.	Transfer of Stock.

Transfers of shares of stock of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative or attorney in fact, who shall furnish proper evidence of authority to transfer to the Secretary, or a transfer clerk or a transfer agent, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon.  The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

3.	Regulations.

The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporations.  The Board of Directors may appoint, or authorize any officer or officers or any committee to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

4.	Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

5.	Registered Stockholders.

  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VIII.

DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay dividends on its outstanding shares of stock in the manner and upon the terms and conditions provided in the Articles of Incorporation and the Nevada General Corporation Law.

ARTICLE IX.

SEAL

A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation.  Nevertheless, if in any instance a corporate seal is used, the same shall bear the full name of the Corporation and the year and state of incorporation, or words or figures of similar import.

ARTICLE X.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall indemnify its directors and officers to the maximum extent permitted by the Nevada General Corporation Law and as set forth in the Articles of Incorporation.

ARTICLE XI.

AMENDMENTS

These Bylaws may be released, altered or amended, or new bylaws may be adopted by the affirmative vote of a majority of all the directors.  These Bylaws may also be repealed, altered or amended, or new bylaws may be adopted by the affirmative vote of not less than two-thirds of the combined voting power of the then outstanding capital stock of the Corporation.

The undersigned Secretary of hereby certifies the foregoing to be the Bylaws of the Corporation, as adopted by the Board of Directors on the 22nd day of April, 2009 and as adopted by the Shareholders on April 30, 2009.

/s/ Diane Glatfelter
[Diane Glatfelter], Secretary